EXHIBIT 10.1

SETTLEMENT AGREEMENT AND RELEASE

                    This Settlement Agreement and Mutual Release (“Agreement”) is dated as of February 9, 2011 between Plaintiff Insignia Systems, Inc. (“Plaintiff”), Scott Drill (“Drill”) and Defendant News America Marketing In-Store L.L.C. (sued in the Action (as defined below) as News America Marketing In-Store, Inc.) (“Defendant”). Plaintiff, Drill and Defendant are collectively referred to herein as “the Parties.”

RECITALS

                    WHEREAS, Plaintiff filed a lawsuit against Defendant captioned Insignia Systems, Inc. v. News America Marketing In-Store, Inc., United States District Court for Minnesota, Civil No. 04-4213, to collect damages and seek injunctive relief for, inter alia, alleged violations of federal and state antitrust laws, unfair competition, and federal and state disparagement laws. Defendant filed a counter-claim against Plaintiff and Drill. Collectively, the complaint, included as amended, and the counterclaim are referred to herein as the “Action”;

                    WHEREAS, all claims by Plaintiff against Defendant, and by Defendant against Plaintiff and Drill, have been vigorously contested, with all Parties denying any and all liability to each other;

                    WHEREAS, the Parties hereto desire to forever put to rest all disputes and claims through the date of this Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

          1.          Defendant shall pay Plaintiff the sum of One Hundred Twenty Five Million Dollars ($125,000,000) (“Settlement Amount”), less the Four Million Dollar ($4,000,000) payment owed by Plaintiff to Defendant under the Exclusive Selling Agreement (as defined below) for a net payment to Plaintiff of One Hundred Twenty Million Dollars ($121,000,000) (the “Net Amount”). The Net Amount is payable by the Defendants as follows: the Net Amount shall be paid on February 10, 2011, by wire transfer to [ * ].

*Indicates confidential information which has been omitted and filed separately with the Commission under Rule 24b-2.

          2.          Insignia and News America shall enter into an exclusive selling arrangement consistent with the terms attached hereto as Joint Exhibit A (the “Exclusive Selling Agreement”). The Settlement Amount is not part of the consideration for the Exclusive Selling Agreement. This Agreement, and any and all releases and covenants not to sue, shall survive and remain in full force and effect and be considered final and binding even if a dispute arises regarding the Exclusive Selling Agreement, including but not limited to a dispute in which there are claims that the Exclusive Selling Agreement has been breached, claims that the Exclusive Selling Agreement should be declared void or claims that the Exclusive Selling Agreement lacks consideration.

          3.          Defendant shall not seek to enforce any right of first refusal and/or right of last refusal provision contained in any of its current agreements with retailers and shall not include right of first refusal and/or right of last refusal provisions in any agreement it reaches with any retailer in the future. Similarly, Plaintiff shall not include right of first refusal and/or right of last refusal provisions in any agreement it reaches with retailers in the future.

          4.          The Parties mutually agree that they shall not do or say anything at any time which is falsely disparaging to the other Parties.

          5.          On or before February 9, 2011, Plaintiff shall provide Defendant with a stipulated order in the form of Exhibit B, dismissing the action with prejudice and without costs. The Parties shall take all reasonable steps to have the order on the stipulation entered.

          6.          Each Party shall bear its own expenses and attorneys’ fees in connection with the Action.

          7.          The Parties agree that the United States District Court for Minnesota shall retain jurisdiction over the Action to enforce this Agreement. Pursuant to 28 U.S.C. § 636, Fed.R.Civ.P. 53 and Local Rule 72.1, the Parties further agree and consent to the appointment of the Honorable Arthur Boylan as the master to resolve all disputes in accordance with procedures established by him. Accordingly, concurrent with the execution of this Agreement, the Parties will exchange executed copies of the stipulation substantially in the form attached hereto as Exhibit C and Defendant will promptly file it with the Court. The Parties shall take all reasonable steps to have the order on the stipulation entered.

          8.          The terms of the Protective Order as originally entered in the Action on or about December 28, 2006 (“the Protective Order”) shall survive dismissal of the Action and are hereby reaffirmed, including the provision that all Confidential Material (as that term is defined in the Protective Order) shall be destroyed. For the avoidance of doubt, the Parties agree that all Confidential Material (including but not limited to discovery responses, documents and things produced, depositions, summaries of the foregoing, and motion papers filed with the Court consisting of, incorporating or attaching Confidential Material) that are in the possession, custody or control of the Parties, their attorneys and/or their experts and consultants shall be destroyed on or before March 30, 2011, except that outside counsel for the respective parties shall retain for a period of six (6) years a copy of documents which formed a part of the court record in the Action.

          9.          Except for the Parties’ obligations under this Agreement and the Exclusive Selling Agreement, each of Plaintiff and the Plaintiff Released Parties (as defined below) hereby releases, remises, acquits, and forever discharges Defendant or any of its past or present members, related or affiliated companies and any or all of its respective officers, directors, shareholders, partners, servants, employees, members, attorneys, accountants, agents, representatives, affiliates, subsidiaries, parents, successors and assigns, whether in their individual capacity or as principal or agent (collectively, the “Defendant Released Parties”), from any and all manner of actions and causes of action, suits, debts, obligations, contracts, torts, covenants, claims, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, liabilities, damages, interest, costs, expenses, attorneys’ fees and legal costs, demands and rights whatsoever, contingent or noncontingent, in law or in equity, known or unknown, of any kind or character, from the beginning of time up to the date of this Agreement (collectively, the “Released Matters”). Each of Plaintiff and the Plaintiff Released Parties further promises, covenants and agrees not to sue, attempt to introduce as evidence, or otherwise assert any of the Released Matters and/or the underlying facts or conduct supporting the Released Matters against the Defendant or the Defendant Released Parties in any court, governmental or regulatory body or other proceedings.

          10.          Except for the Parties’ obligations under this Agreement and the Exclusive Selling Agreement, each of Defendant and the Defendant Released Parties hereby releases, remises, acquits and forever discharges Plaintiff or any of its past or present members, related or affiliated companies and any or all of its respective officers, directors, shareholders, partners, servants, employees, members, attorneys, accountants, agents, representatives, affiliates, subsidiaries, parents, successors and assigns, whether in their individual capacity or as principal or agent (collectively, the “Plaintiff Released Parties”), from any and all manner of actions and causes of action, suits, debts, obligations, contracts, torts, covenants, claims, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, liabilities, damages, interest, costs, expenses, attorneys’ fees and legal costs, demands and rights whatsoever, contingent or noncontingent, in law or in equity, known or unknown, of any kind or character, from the beginning of time up to the date of this Agreement (collectively, “Released Matters”). Each of Defendant and the Defendant Released Parties further promises, covenants and agrees not to sue, attempt to introduce as evidence, or otherwise assert any of the Released Matters and/or the underlying facts or conduct supporting the Released Matters against Plaintiff or Plaintiff Released Parties in any court, governmental or regulatory body or other proceedings.

          11.          Except for the Parties’ obligations under this Agreement, Drill hereby releases, remises, acquits, and forever discharges Defendant and the Defendant Released Parties from any and all manner of actions and causes of action, suits, debts, obligations, contracts, torts, covenants, claims, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, liabilities, damages, interest, costs, expenses, attorneys’ fees and legal costs, demands and rights whatsoever, contingent or noncontingent, in law or in equity, known or unknown, of any kind or character, from the beginning of time up to the date of this Agreement (collectively, “Released Matters”). Drill further promises, covenants and agrees not to sue, attempt to introduce as evidence, or otherwise assert any of the Released Matters and/or the underlying facts or conduct supporting the Released Matters against Defendant or any Defendant Released Parties in any court, governmental or regulatory body or other proceedings.

          12.          Except for the Parties’ obligations under this Agreement, each of Defendant and Defendant Released Parties hereby releases, remises, acquits and forever discharges Drill from any and all manner of actions and causes of action, suits, debts, obligations, contracts, torts, covenants, claims, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, liabilities, damages, interest, costs, expenses, attorneys’ fees and legal costs, demands and rights whatsoever, contingent or noncontingent, in law or in equity, known or unknown, of any kind or character, from the beginning of time up to the date of this Agreement (collectively, “Released Matters”). Each of Defendant and Defendant Released Parties further promises, covenants and agrees not to sue, attempt to introduce as evidence, or otherwise assert any of the Released Matters and/or the underlying facts or conduct supporting the Released Matters against Drill in any court, governmental or regulatory body or other proceedings.

          13.          Plaintiff and Defendant hereby warrant and represent to the other that they have not assigned or transferred, or purported to assign or transfer, to any person or entity, any rights, claims, counterclaims, obligations, demands, damages, actions or causes of action that they may have against the other, including but not limited to rights, claims or damages arising out of or related in any way to the Action. Plaintiff and Defendant hereby represent and warrant that there are no other pending actions or claims by Plaintiff against Defendant, or by Defendant against Plaintiff.

          14.          Drill and Defendant hereby warrant and represent to the other that they have not assigned or transferred, or purported to assign or transfer, to any person or entity, any rights, claims, counterclaims, obligations, demands, damages, actions or causes of action that they may have against the other, including but not limited to rights, claims or damages arising out of or related in any way to the Action. Drill and Defendant hereby represent and warrant that there are no other pending actions or claims by Drill against Defendant, or by Defendant against Drill.

          15.          The Parties understand and agree that this Agreement, and the Parties’ obligations and payments made hereunder, are entered into and done solely to compromise disputed claims, and shall not constitute an admission of liability on the part of any Party. Further, this Agreement, the Parties’ obligations hereunder, and payments made hereunder, shall not be offered into evidence in any proceedings by any Party hereto, except as necessary in an action to enforce the terms hereof.

          16.          This Agreement, including the exhibits hereto, is the entire, integrated agreement between the Parties, and any and all discussions, understandings, and agreements heretofore had by the Parties with respect to the subject matter hereof are merged into this Agreement, which alone fully and completely expresses the Parties’ agreement, except as set forth in the other documents executed by the Parties. No amendments, waivers, or termination can be made except in a writing signed by each of the Parties.

          17.          This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the conflicts of law provisions thereof.

          18.          Other than to announce that the parties have amicably settled the Action, neither party hereto nor its attorneys shall disclose to any third party any information with respect to the terms and provisions of this Agreement except: (i) to the extent necessary to comply with the law or a valid order of a court of competent jurisdiction, in which event(s) the party making such disclosure shall so notify the other as promptly as practicable (if possible, prior to making such disclosure), and shall seek confidential treatment of such information and/or in camera review, (ii) to the extent necessary to comply with the S.E.C. or other regulatory authorities or similar disclosure requirements under any applicable laws, (iii) as part of its normal business activities or reporting or review procedures to its parent and affiliated companies (other than Valassis), banks, auditors, attorneys, accountants, insurers and similar professionals, provided, however, that such companies, banks, auditors, attorneys, accountants, insurers and similar professionals agree to be bound by the provisions of this paragraph, (iv) as required by the Internal Revenue Service or by any state tax authority, and (v) in any proceeding to enforce this Agreement.

          19.          All confidential information that the parties disclose to each other pursuant to the Settlement Agreement or Exclusive Selling Agreement, including but not limited to the terms of their respective agreements with retailers, shall be kept confidential by the receiving party and not shared with any competitors, including Valassis. The receiving party shall treat the other party’s confidential information with the same care and take the same precautions that the receiving party uses to maintain the confidentiality of their own confidential and competitively sensitive documents and information.

          20.          No provision of this Agreement may be waived, amended, supplemented, terminated or repealed in whole or in part, except only by the written consent of all Parties. Any waiver, amendment or supplement agreed to by the Parties will apply only to the instance or circumstance expressly provided therein, and not to any other instance or circumstance, whether similar or dissimilar.

          21.          The Parties each represent and warrant to the other that the persons executing this Agreement on their respective behalves are authorized to do so. All terms and conditions of this Agreement are binding upon and will inure to the benefit of the Parties and their respective members, transferees, successors and assigns. Plaintiff acknowledges that it sought and obtained approval to enter into this settlement from its board of directors. Defendants acknowledge that they sought and obtained approval to enter into this settlement from the board of directors of News Corp. No provision of this Agreement gives any third persons any right of subrogation or action against any party hereto. All representations, warranties, indemnities, covenants and agreements in this Agreement shall survive execution and delivery of this Agreement and continue to be binding.

          22.          It is agreed that this Agreement was prepared by counsel for each of the Parties hereto. Each of the Parties acknowledges that each signed this document voluntarily, without duress, undue influence or oppression and each represents to the other that it acts voluntarily and with full advice of counsel. Each Party recognizes and acknowledges that its knowledge may not be full and complete. Each Party elects to assume the risk of partial knowledge and elects to settle on the terms stated herein. Each Party further acknowledges to the other that it does not rely upon any representations of any kind or character made by or on behalf of the other, including by way of illustration and not of limitation, any representation about the nature or extent of any claims, demands, damages, rights or defenses which one Party may have against the other Parties, and that no Party relies upon any representations of the other Parties, its officers, agents, directors, employees or attorneys in entering into this Agreement, except as set forth in this Agreement. Each Party acknowledges that the consideration received has been actual and adequate. This Agreement may be executed in counterparts and facsimile copies of signatures shall be treated as originals for all purposes.

          IN WITNESS WHEREOF, this Agreement was executed the 9th day of February, 2011.

INSIGNIA SYSTEMS, INC.

By: /s/ Scott Drill

Its: CEO

SCOTT DRILL

/s/ Scott Drill

NEWS AMERICA MARKETING IN-STORE SERVICES L.L.C.

By: /s/ Eugenie Gavencek

Its: Senior Vice President

FOR SETTLEMENT PURPOSES ONLY	EXHIBIT A

CONFIDENTIAL – TO BE DISTRIBUTED ON AN AS NEEDED BASIS ONLY

INSIGNIA –NEWS AMERICA MARKETING

TERM SHEET

February 9, 2011

1.

Exclusive Selling Agent. Insignia will purchase the exclusive selling rights for placement of a sign with price (including NAM’s Price Pop Guaranteed product) for the Term (defined below) in NAM’s network of retailers for a purchase price equal to $4,000,000. The amount of $4,000,000 may be subtracted from the settlement payment.

[ * ]

2.	Term. The initial term (“Term”) of the agreement shall be for a period of ten (10) years. The term may be extended upon mutual agreement of the parties.

[ * ]

*Indicates confidential information which has been omitted and filed separately with the Commission under Rule 24b-2.

EXHIBIT B

UNITED STATES DISTRICT COURT
DISTRICT OF MINNESOTA

:
INSIGNIA SYSTEMS, INC.,	:	Civil No. 04 4213 (JRT/AJB)
:
Plaintiff,	:
	:	STIPULATED ORDER DISMISSING CASE WITH PREJUDICE
v.	:
	:	Judge: Hon. John R. Tunheim
NEWS AMERICA MARKETING	:
IN-STORE, INC.,	:	Complaint Filed: Sept. 23, 2004
	:	Trial Date: February 7, 2011
Defendant.	:
:

STIPULATION TO DISMISS CASE WITH PREJUDICE

          Plaintiff Insignia Systems, Inc., on the one hand, and Defendant News America Marketing In-Store L.L.C. (sued in the Action as News America Marketing In-Store, Inc.), on the other hand, by and through their attorneys of record (collectively, “the Parties”), hereby AGREE AND STIPULATE that the above-captioned case, together with all of Plaintiff’s claims against Defendant which are contained therein or which could have been contained therein as of the date of this Stipulation, is hereby DISMISSED WITH PREJUDICE, with each party to bear its own costs.

          The Parties further AGREE AND STIPULATE that the Protective Order filed in the above-captioned case shall remain in effect and govern the conduct of the Parties, including the provision that all Confidential Material (as that term is defined in the Protective Order) shall be destroyed. For the avoidance of doubt, the Parties STIPULATE AND AGREE that all Confidential Material (including but not limited to discovery responses, documents and things produced, depositions, summaries of the foregoing, and motion papers filed with the Court incorporating or attaching Confidential Material) that are in the possession, custody or control of the Parties, their attorneys and/or their experts and consultants shall be destroyed on or before March 30, 2011.

I STIPULATE TO ENTRY OF THE ABOVE ORDER:

Dated: February 9, 2011

By: /s/ Stephen A. Wood

Stephen A. Wood
KELLEY DRYE & WARREN LLP
333 West Wacker Drive
Suite 2600
Chicago, IL 60606
Phone: (312) 857-2311
Fax: (312) 857-7095
swood@kelleydrye.com

Attorneys for Plaintiff
Insignia Systems, Inc.

Dated: February 9, 2011

By: /s/ Richard L. Stone

Richard L. Stone (pro hac vice)
HOGAN LOVELLS US LLP
1999 Avenue of the Stars
Suite 1400
Los Angeles, CA 90067
(310) 785-4600 (phone)
(310) 785-4601 (facsimile)
richard.stone@hoganlovells.com

Attorneys for Defendant
News America Marketing In-Store, Inc

UNITED STATES DISTRICT COURT
DISTRICT OF MINNESOTA

:
INSIGNIA SYSTEMS, INC.,	:	Civil No. 04 4213 (JRT/AJB)
:
Plaintiff,	:
	:	STIPULATED ORDER DISMISSING CASE WITH PREJUDICE
v.	:
	:	Judge: Hon. John R. Tunheim
NEWS AMERICA MARKETING	:
IN-STORE, INC.,	:
	:	Complaint Filed: Sept. 23, 2004
Defendant.	:	Trial Date: February 7, 2011
:

ORDER DISMISSING CASE WITH PREJUDICE

          IT IS HEREBY ORDERED that that the above-captioned case, together with all of Plaintiff’s claims against Defendant which are contained therein or which could have been contained therein as of the date of this Stipulation, is hereby DISMISSED WITH PREJUDICE, with each party to bear its own costs.

          IT IS FURTHER ORDERED that the Protective Order filed in the above-captioned case shall remain in effect and govern the conduct of the Parties. Confidential Material (including but not limited to discovery responses, documents and things produced, depositions, summaries of the foregoing, and motion papers filed with the Court incorporating or attaching Confidential Material) that are in the possession, custody or control of the Parties, their attorneys and/or their experts and consultants shall be destroyed on or before March 30, 2011.

IT IS SO ORDERED.

Date: February 10, 2011	s/ John R. Tunheim
at Minneapolis, Minnesota.	JOHN R. TUNHEIM
United States District Judge

EXHIBIT C

UNITED STATES DISTRICT COURT
DISTRICT OF MINNESOTA

:
INSIGNIA SYSTEMS, INC.,	:	Civil No. 04 4213 (JRT/AJB)
:
Plaintiff,	:
	:	STIPULATION TO APPOINT MASTER
v.	:
	:	Judge: Hon. John R. Tunheim
NEWS AMERICA MARKETING	:
IN-STORE, INC.,	:
	:	Complaint Filed: Sept. 23, 2004
Defendant.	:	Trial Date: February 7, 2011
:

STIPULATION TO APPOINT MASTER

          Plaintiff Insignia Systems, Inc. and former counter-defendant Scott Drill, on the one hand, and Defendant News America Marketing In-Store, Inc., on the other hand, by and through their attorneys of record (collectively, “the Parties”), hereby AGREE AND STIPULATE, subject to the approval of the Court, that the United States District Court of Minnesota shall retain jurisdiction to enforce the Parties’ settlement agreement and Exclusive Selling Agreement entered on February 9, 2011, and the Honorable Arthur J. Boylan shall serve as a special master pursuant to 28 U.S.C. § 636, Fed.R.Civ.P. 53 and Local Rule 72.1 to enforce and interpret the Parties’ settlement agreement and Exclusive Selling Agreement attached as Exhibit A to the parties’ settlement agreement.

I STIPULATE TO ENTRY OF THE ABOVE ORDER:

Dated: February 9, 2011

By: /s/ Stephen A. Wood

Stephen A. Wood
KELLEY DRYE & WARREN LLP
333 West Wacker Drive
Suite 2600
Chicago, IL 60606
Phone: (312) 857-2311
Fax: (312) 857-7095
swood@kelleydrye.com

Attorneys for Plaintiff
Insignia Systems, Inc.
and Scott Drill

Dated: February 9, 2011

By: /s/ Richard L. Stone

Richard L. Stone (pro hac vice)
HOGAN LOVELLS US LLP
1999 Avenue of the Stars
Suite 1400
Los Angeles, CA 90067
(310) 785-4600 (phone)
(310) 785-4601 (facsimile)
richard.stone@hoganlovells.com

Attorneys for Defendant
News America Marketing In-Store, Inc

UNITED STATES DISTRICT COURT
DISTRICT OF MINNESOTA

:
INSIGNIA SYSTEMS, INC.,	:	Civil No. 04 4213 (JRT/AJB)
:
Plaintiff,	:
	:	STIPULATED ORDER TO APPOINT SPECIAL MASTER
v.	:
	:	Judge: Hon. John R. Tunheim
NEWS AMERICA MARKETING	:
IN-STORE, INC.,	:
	:	Complaint Filed: Sept. 23, 2004
Defendant.	:	Trial Date: February 7, 2011
:

ORDER APPOINTING MASTER

          IT IS ORDERED that the United States District Court for Minnesota shall retain jurisdiction to enforce the Parties’ settlement agreement and Exclusive Selling Agreement entered on February 9, 2011, and pursuant to 28 U.S.C. § 636, Fed.R.Civ.P. 53 and Local Rule 72.1, the Honorable Arthur J. Boylan is hereby designated to serve as a special master for any disputes that arises between the parties regarding enforcement or interpretation of the Parties’ settlement agreement and Exclusive Selling Agreement appended as Exhibit A to the parties’ settlement agreement.

IT IS SO ORDERED.

Date: February 10, 2011	s/ John R. Tunheim
at Minneapolis, Minnesota.	JOHN R. TUNHEIM
United States District Judge